     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 29, 1999

                                                    REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                               ALTERA CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                    DELAWARE                                        77-0016691
        (STATE OR OTHER JURISDICTION OF                           (IRS EMPLOYER
         INCORPORATION OR ORGANIZATION)                       IDENTIFICATION NUMBER)

                              101 INNOVATION DRIVE
                           SAN JOSE, CALIFORNIA 95134
                                 (408) 544-7000
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                             1996 STOCK OPTION PLAN
                       1987 EMPLOYEE STOCK PURCHASE PLAN
                BOULDER CREEK ENGINEERING 1998 STOCK OPTION PLAN
                          (FULL TITLE OF THE PLAN(S))

                                  RODNEY SMITH
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                               ALTERA CORPORATION
                              101 INNOVATION DRIVE
                               SAN JOSE, CA 95134
                                 (408) 544-7000
(NAME, ADDRESS, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                   COPIES TO:

            C. WENDELL BERGERE, ESQ.                        THOMAS C. DEFILIPPS, ESQ.
               ALTERA CORPORATION                        WILSON SONSINI GOODRICH & ROSATI
              101 INNOVATION DRIVE                           PROFESSIONAL CORPORATION
               SAN JOSE, CA 95134                               650 PAGE MILL ROAD
                                                             PALO ALTO, CA 94304-1050

                        CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                                                            PROPOSED              PROPOSED
                                      MAXIMUM               MAXIMUM               MAXIMUM
           TITLE OF                    AMOUNT               OFFERING             AGGREGATE             AMOUNT OF
       SECURITIES TO BE                TO BE               PRICE PER              OFFERING            REGISTRATION
          REGISTERED                 REGISTERED              SHARE                 PRICE                  FEE
----------------------------------------------------------------------------------------------------------------------
Common Stock, $0.001 par value
  issuable under:
----------------------------------------------------------------------------------------------------------------------
1996 Stock Option Plan........    2,500,000 shares        $37.0938(1)          $92,734,500.00         $25,780.1910
----------------------------------------------------------------------------------------------------------------------
1987 Employee Stock Purchase
  Plan........................     200,000 shares         $37.0938(1)          $7,418,760.00          $2,062.4153
----------------------------------------------------------------------------------------------------------------------
Boulder Creek Engineering 1998
  Stock Option Plan...........     26,606 shares            $0.21(2)             $5,587.26              $1.5533
----------------------------------------------------------------------------------------------------------------------
          TOTAL...............    2,726,606 shares                            $100,158,847.26          $27,844.16
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

(1) Computed in accordance with Rule 457(h) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), based on the average of the high and low prices reported on The Nasdaq National Market on June 22, 1999.

(2) Computed in accordance with Rule 457(h) of the Securities Act. Such computation is based on the exercise price of $0.21 share covering shares granted under the Boulder Creek Engineering 1998 Stock Option Plan.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE

     The Registrant hereby incorporates by reference in this Registration Statement the following documents:

          1. The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, filed pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          2. The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999, filed pursuant to Section 13(a) of the Exchange Act.

          3. The description of the Company's Common Stock as set forth in the Registration Statement filed by the Company on Form 8-A on March 18, 1988 pursuant to Section 12 of the Exchange Act, including any amendment or report filed with the Securities and Exchange Commission for the purpose of updating such description.

          4. All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, after the date of this registration statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

ITEM 4. DESCRIPTION OF SECURITIES

     Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL

     Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The Registrant's Certificate of Incorporation and By-laws require the Registrant to indemnify officers and directors of the Registrant to the fullest extent permitted by the Delaware General Corporation Law. Article EIGHTH of the Registrant's Certificate of Incorporation includes a provision that eliminates the personal liability of its directors for monetary damage for breach of their fiduciary duty as a director, to the extent allowed under Delaware law. Article VII of the Registrant's By-Laws provide, among other things, that (i) the Registrant is required to indemnify its directors and officers and persons serving in such capacities in other business enterprises at the Registrant's request, (ii) the Registrant is required to advance expenses, as incurred, to its directors and officers in connection with defending a proceeding, provided that such individual delivers an undertaking to the Registrant that he or she will repay all amounts advanced in the event it is ultimately determined that such individual is not entitled to be indemnified, (iii) the rights conferred in the By-Laws are not exclusive and (iv) the Registrant may not retroactively amend the By-Law provisions in a way that is adverse to such directors and officers.

     The Registrant's policy is to enter into indemnification agreements with each of its directors and officers that provide the maximum indemnity allowed to directors and officers by Section 145 of the Delaware General Corporation Law and the By-Laws, as well as certain additional procedural protections.

     Section 145 of the Delaware General Corporation Law provides for the indemnification of officers, directors and other corporate agents in terms sufficiently broad to indemnify such individuals, under certain circumstances, for liabilities (including reimbursement of expenses incurred) arising under the Securities Act of 1933, as amended (the "Securities Act"). The Registrant intends to enter into indemnification agreements to such effect with its officers and directors.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED

     Not applicable.

ITEM 8. EXHIBITS

    EXHIBIT NO.                            DESCRIPTION
    -----------                            -----------
        5.1        Opinion of Wilson Sonsini Goodrich & Rosati, Professional
                   Corporation
       10.3        Boulder Creek Engineering 1998 Stock Option Plan and form of
                   Stock Option Agreement thereunder
       23.1        Consent of PricewaterhouseCoopers LLP
       23.2        Consent of Counsel (included in Exhibit 5.1)
       24.1        Power of Attorney (See page II-3)

ITEM 9. UNDERTAKINGS

     (a) Rule 415 offering

     The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) Filing incorporating subsequent Exchange Act documents by reference

     The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Request for acceleration of effective date or filing of registration statement on Form S-8

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on June 22, 1999.

                                          ALTERA CORPORATION

                                          By: /s/ NATHAN M. SARKISIAN

                                            ------------------------------------
                                            Nathan M. Sarkisian, Senior Vice
                                              President and Chief Financial
                                              Officer

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Rodney Smith and Nathan M. Sarkisian, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----
/s/ RODNEY SMITH                                       President and Chief Executive      June 22, 1999
-----------------------------------------------------  Officer (Principal Executive
Rodney Smith                                           Officer) and Chairman of the
                                                       Board of Directors

/s/ NATHAN M. SARKISIAN                                Senior Vice President and Chief    June 22, 1999
-----------------------------------------------------  Financial Officer (Principal
Nathan M. Sarkisian                                    Financial and Accounting Officer)

/s/ CHARLES M. CLOUGH                                  Director                           June 23, 1999
-----------------------------------------------------
Charles M. Clough

/s/ MICHAEL A. ELLISON                                 Director                           June 23, 1999
-----------------------------------------------------
Michael A. Ellison

/s/ PAUL NEWHAGEN                                      Director                           June 23, 1999
-----------------------------------------------------
Paul Newhagen

/s/ ROBERT W. REED                                     Director                           June 23, 1999
-----------------------------------------------------
Robert W. Reed

/s/ DEBORAH D. RIEMAN                                  Director                           June 23, 1999
-----------------------------------------------------
Deborah D. Rieman

/s/ WILLIAM E. TERRY                                   Director                           June 23, 1999
-----------------------------------------------------
William E. Terry

                               INDEX TO EXHIBITS

    EXHIBIT NO.                            DESCRIPTION
    -----------                            -----------
        5.1        Opinion of Wilson Sonsini Goodrich & Rosati, Professional
                   Corporation
       10.3        Boulder Creek Engineering 1998 Stock Option Plan and form of
                   Stock Option Agreement thereunder
       23.1        Consent of PricewaterhouseCoopers LLP
       23.2        Consent of Counsel (included in Exhibit 5.1)
       24.1        Power of Attorney (See page II-3)

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    EXHIBITS

                            ------------------------

                       REGISTRATION STATEMENT ON FORM S-8
                               ALTERA CORPORATION
                                 JUNE 29, 1999